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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 3, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)


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           Delaware                      1-11758                36-3145972
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

         1585 Broadway, New York, New York                        10036
      (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.


(b) Mr. Alexander C. Frank, the current Controller of Morgan Stanley (the "Company"), has accepted a new senior position in the Finance Division of the Company. Mr. Frank will begin his new role upon the commencement of the employment of Mr. Paul C. Wirth as Controller as described below.
Both Mr. Frank and Mr. Wirth report to the Chief Financial Officer.


(c) Mr. Paul C. Wirth has been appointed as Global Controller of the Company. It is anticipated that Mr. Wirth will commence employment at the end of this month. Mr. Wirth, age 47, was, beginning in February 2004, a Managing Director, the Global Controller and Chief Accounting Officer of Credit Suisse First Boston, a business unit of Credit Suisse Group, a financial services company. Beginning in April 2004, Mr. Wirth also served as the Chief Financial and Accounting Officer of Credit Suisse First Boston (USA), Inc., an investment bank that is part of the Credit Suisse First Boston business unit. From July 2000 to January 2004, Mr. Wirth was the National Managing Partner of the Banking and Finance Practice at Deloitte & Touche LLP, an accounting firm. Prior to July 2000, Mr. Wirth was an assurance partner in the New York Financial Services Practice of KPMG LLP, an accounting firm.


Mr. Wirth will receive minimum total compensation of $2,600,000 in fiscal 2005, consisting of (1) a base salary and (2) a year-end bonus payable in cash and, if so determined by the Company's Compensation Committee, an equity-based award. In addition, upon commencement of employment, Mr. Wirth will receive a one-time award of restricted stock units valued at $1,200,000. The number of restricted stock units he will receive corresponding to this value will be determined using the closing price of Morgan Stanley's common stock on the date of commencement of his employment. The restricted stock units will vest in four equal installments on the anniversary date of the grant and will convert to shares on, or as soon as practicable after, the fourth anniversary of the grant date. The restricted stock units will also vest upon a "change in control" or a "change in ownership" of the Company and are payable as soon as practicable after a change of ownership. The restricted stock units also will be subject to certain restrictions and cancellation provisions.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORGAN STANLEY
                                        (Registrant)

                                        By: /s/ Ronald T. Carman
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                                             Name:  Ronald T. Carman
                                             Title: Assistant Secretary


Date: March 3, 2005